UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2016

CHARTER COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33664	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 905-7801

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

On May 18, 2016, Charter Communications, Inc. issued a press release announcing the completion of the transactions with Time Warner Cable Inc. and Advance/Newhouse Partnership, which is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is being filed as part of this report:

Exhibit Number	Description

99.1	Press Release, dated May 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.

BY:	/s/ Kevin D. Howard
Kevin D. Howard
Senior Vice President - Finance, Controller and Chief Accounting Officer

Date: May 18, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 18, 2016.